UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2004

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1915 Rexford Road, Charlotte, North Carolina		28211
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2004, the Board of Directors approved the Amended and Restated Supplemental Executive Benefit Plan (SEBP), effective November 1, 2004. The SEBP provides life insurance and retirement benefits for a select group of management or highly compensated employees at or above the position of Vice President. The level of insurance benefit and target retirement income benefit intended to be provided under the SEBP depend upon the position of the officer. There are no family relationships among any of our officers. A copy of the SEBP is included as Exhibit 10.1 in this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
10.1 Piedmont Natural Gas Company, Inc. Supplemental Executive Benefit Plan (Amended and Restated as of November 1, 2004)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

December 15, 2004	By:	/s/ Barry L. Guy

Name: Barry L. Guy
Title: Vice President and Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.1	Piedmont Natural Gas Company, Inc. Supplemental Executive Benefit Plan (Amended and Restated as of November 1, 2004)